UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 31, 2017

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

Commercial Paper Program

On October 31, 2017, WestRock Company (the “Company”) entered into definitive documentation to establish an unsecured commercial paper program (the “CP Program”), pursuant to which the Company may issue short-term, unsecured commercial paper notes (the “CP Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $1 billion. The net proceeds of issuances of the CP Notes are expected to be used for general corporate purposes.

The maturities of the CP Notes will vary, but may not exceed 397 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par or, alternatively, will be issued at par and bear varying interest rates on a fixed or floating basis.

Initially, three commercial paper dealers (each a “Dealer” and, collectively, the “Dealers”) will each act as a dealer under the CP Program, pursuant to the terms and conditions of a commercial paper dealer agreement entered into among the Company, the Guarantors (as defined below) and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

WestRock MWV, LLC, a Delaware limited liability company, and WestRock RKT Company, a Georgia Corporation (the “Guarantors”), and each a wholly owned subsidiary of the Company, have agreed to guarantee payment in full of the principal of and interest (if any) on the CP Notes, pursuant to a guarantee on the terms set forth in each Dealer Agreement.

Each Dealer Agreement provides the terms under which the applicable Dealer will either purchase the CP Notes from the Company or arrange for the sale of the CP Notes by the Company to one or more purchasers, in each case pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects, except as to the parties thereto and the notice provisions. The foregoing summary of the Dealer Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Dealer Agreements, a form of which is attached as Exhibit 10.1 and is incorporated herein by reference.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to the Company and its affiliates for which they have received or will receive customary fees and expenses.

The CP Notes have not been and will not be registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Credit Agreement

On October 31, 2017, the Company entered into a credit agreement (the “Credit Agreement”) among the Company, as borrower, certain subsidiaries of the Company from time to time party thereto, as borrowers, certain subsidiaries of the Company from time to time party thereto, as guarantors, and Wells Fargo Bank, National Association, as administrative agent. The Credit Agreement provides for a 364-day senior unsecured revolving credit facility in an aggregate committed principal amount of $450,000,000 (the “Credit Facility”). The proceeds of the Credit Facility may be used for working capital and for other general corporate purposes of the Company and its subsidiaries. The Credit Facility is unsecured and, as of October 31, 2017, is guaranteed by the Guarantors.

At the Company’s option, loans issued under the Credit Facility will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin. The interest rate will fluctuate between LIBOR plus 0.875% per annum and LIBOR plus 1.500% per annum (or between the alternate base rate plus 0.000% per annum and the alternate base rate plus 0.500% per annum), based on the Company’s corporate credit ratings or the Leverage Ratio (as defined in the Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time. In addition, the Company will be required to pay fees that will fluctuate between 0.080% per annum to 0.200% per annum on the unused amount of the Credit Facility, based on the Company’s corporate credit ratings or the Leverage Ratio (whichever yields a lower fee). Loans under the Credit Facility may be prepaid at any time without premium.

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The Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: financial covenants (including maintenance of a maximum consolidated debt to capitalization ratio and a minimum consolidated interest coverage ratio) and limitations on liens, additional subsidiary indebtedness and asset sales and mergers. The Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On November 2, 2017, the Company issued a press release announcing its financial results for the fourth quarter of fiscal 2017. A copy of the press release is attached as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the CP Program and the Credit Agreement is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 7.01. Regulation FD Disclosure

On November 2, 2017, the Company will host a conference call during which it will discuss its financial results for the fourth quarter of fiscal 2017 and other topics that may be raised during the discussion. The presentation to be used in connection with the conference call is attached as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Form of Dealer Agreement between WestRock Company, WestRock RKT Company, WestRock MWV, LLC and the Dealer thereto.
	10.2	Credit Agreement, dated as of October 31, 2017, among WestRock Company, the subsidiaries of the Company from time to time party thereto, as borrowers, the subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.
	99.1	Press release dated November 2, 2017 – WestRock Reports Strong Finish to Fiscal 2017
	99.2	Q4 FY17 Results – November 2, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: November 2, 2017	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary

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